SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 30, 2003
(Date of earliest event reported)

Commission File No.:  333-104283-02



                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                                        13-3291626
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
      of Incorporation)



      1585 Broadway, New York, New York                      10036
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   (Address of Principal Executive Office)                (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)

ITEM 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            On September 30, 2003, a series of certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ5 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc. and ARCap Servicing, Inc., each a special servicer, LaSalle Bank National Association, as trustee, paying agent and certificate registrar, and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-seven classes identified as "Class A-1 Certificates," "Class A-2 Certificates," "Class A-3 Certificates," "Class A-4 Certificates," "Class X-1 Certificates," "Class X-2 Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class BNB-A Certificates," "Class BNB-B Certificates," "Class BNB-C Certificates," "Class BNB-D Certificates," "Class EI Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 83 fixed-rate, commercial and multifamily mortgage loans having, as of the close of business on September 1, 2003, an aggregate principal balance of $808,772,919 after taking account of all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $117,000,000. The Class A-2 Certificates have an initial Certificate Balance of $120,000,000. The Class A-3 Certificates have an initial Certificate Balance of $60,000,000. The Class A-4 Certificates have an initial Certificate Balance of $373,718,000. The Class X-1 Certificates have an initial Notional Amount of $778,772,919. The Class X-2 Certificates have an initial Notional Amount of $710,742,000. The Class B Certificates have an initial Certificate Balance of $22,389,000. The Class C Certificates have an initial Certificate Balance of $30,178,000. The Class D Certificates have an initial Certificate Balance of $7,788,000. The Class E Certificates have an initial Certificate Balance of $5,840,000. The Class F Certificates have an initial Certificate Balance of $6,814,000. The Class G Certificates have an initial Certificate Balance of $7,788,000. The Class H Certificates have an initial Certificate Balance of $5,841,000. The Class J Certificates have an initial Certificate Balance of $2,921,000. The Class K Certificates have an initial Certificate Balance of $4,867,000. The Class L Certificates have an initial Certificate Balance of $2,920,000. The Class M Certificates have an initial Certificate Balance of $1,947,000. The Class N Certificates have an initial Certificate Balance of $974,000. The Class O Certificates have an initial Certificate Balance of $7,787,918. The Class BNB-A Certificates have an initial Certificate Balance of $5,000,000. The Class BNB-B Certificates have an initial Certificate Balance of $5,000,000. The Class BNB-C Certificates have an initial Certificate Balance of $10,000,000. The Class BNB-D Certificates have an initial Certificate Balance of $10,000,000. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.     Financial Statements, Pro Forma Financial Information and
            ----------------------------------------------------------
Exhibits.

(c)   Exhibits

      Exhibit No.                                    Description
      -----------                                    -----------

      4.1 Pooling and Servicing Agreement, dated as of September 1, 2003, among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as general special servicer, ARCap Servicing, Inc., as 200 Berkeley & Stephen L. Brown special servicer, LaSalle Bank National Association, as trustee, paying agent and certificate registrar, and ABN AMRO Bank N.V., as fiscal agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.



                                       By: /s/ Warren H. Friend
                                          ----------------------
                                          Name: Warren H. Friend
                                          Title:  Vice President

Date:  October 14, 2003

                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
    Exhibit No.      Description                                Electronic (E)
    -----------      -----------                                --------------

        4.1          Pooling and Servicing Agreement, dated           E
                     as of September 1, 2003, among Morgan
                     Stanley Capital I Inc., as depositor,
                     GMAC Commercial Mortgage Corporation,
                     as master servicer, Midland Loan
                     Services, Inc., as general special
                     servicer, ARCap Servicing, Inc., as 200
                     Berkeley & Stephen L. Brown special
                     servicer, LaSalle Bank National
                     Association, as trustee, paying agent
                     and certificate registrar, and ABN AMRO
                     Bank N.V., as fiscal agent.